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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 6, 1996

    Advanta Mortgage Conduit Services, Inc. (as sponsor under the Pooling and
      Servicing Agreement, dated as of December 1, 1996, providing for the issuance of Class A Certificates by the Advanta Mortgage Loan Trust 1996-4)

                       Advanta Mortgage Loan Trust 1996-4
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           New York                    33-99510            Application Pending
(State or Other Jurisdiction of    (Commission File          (I.R.S. Employer
        Incorporation)                  Number)            Identification No.)

 c/o Advanta Mortgage Conduit                                     92127
        Services, Inc.                                         (Zip Code)
   Attention: Milton Riseman
   16875 West Bernardo Drive
     San Diego, California
(Address of Principal Executive Offices)

        Registrant's telephone number, including area code (619) 674-1800


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Item 5.  Other Events

                  The financial statements of Financial Guaranty Insurance Company as of December 31, 1995 and 1994 that are included in the Form 8-K have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to being named as "Experts" in the Prospectus Supplement for the Advanta Mortgage Loan Trust 1996-4 is attached hereto as Exhibit 23.1.

                  The financial statements of Financial Guaranty Insurance Company as of December 31, 1995 and 1994 are attached hereto as Exhibit 99.1. The unaudited financial statements of Financial Guaranty Insurance Company as of September 30, 1996 are attached hereto as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable.

                  (c)      Exhibits

                           Exhibit No.

                            23.1      Consent of KPMG Peat Marwick LLP

                            99.1 Audited Financial Statements of FGIC as of December 31, 1995 and December 31, 1994.

                            99.2 Unaudited Financial Statements of FGIC as of September 30, 1996.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ADVANTA MORTGAGE LOAN

                                     By:/s/ Mark T. Dunsheath
                                     --------------------------
                                     Name:    Mark T. Dunsheath
                                     Title: Vice President

Dated:  December 6, 1996


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                                  EXHIBIT INDEX

Exhibit No.                Description                                 Page No.

         23.1              Consent of KPMG Peat Marwick LLP                5

         99.1              Audited Financial Statements of
                           FGIC as of December 31, 1995 and
                           December 31, 1994                               6

         99.2              Unaudited Financial Statements
                           of FGIC as of September 30, 1996.               25